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                                                                    EXHIBIT 23.1








                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-50132) pertaining to the 1998 Incentive Compensation Plan of BKF Capital Group, Inc. of our report dated January 31, 2001, with respect to the consolidated financial statements of BKF Capital Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

/s/ Ernst & Young LLP

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New York, NY
March 27, 2001